Investments (Tables)	12 Months Ended
Dec. 31, 2025
EBP 009
EBP, Investment, Fair Value and NAV [Line Items]
Schedule of Fair Value Measurements

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Plan believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

		Fair Value Measurements Using
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)
December 31, 2025
Mutual Funds	$128,245,413	$128,245,413	$—
Common / Collective Trusts	557,325,925	—	557,325,925
Spire Inc. ESOP	54,835,856	54,835,856	—
Self-Directed Brokerage Accounts	9,528,697	9,528,697	—
Total Assets in the Fair Value Hierarchy	$749,935,891	$192,609,966	$557,325,925
Common/Collective Trusts measured at net asset value*	10,143,686
Total Assets	$760,079,577

December 31, 2024
Mutual Funds	$120,039,325	$120,039,325	$—
Common/Collective Trusts	483,569,681	—	483,569,681
Spire Inc. ESOP	49,373,212	49,373,212	—
Self-Directed Brokerage Accounts	6,845,065	6,845,065	—
Total Assets in the Fair Value Hierarchy	$659,827,283	$176,257,602	$483,569,681
Common/Collective Trusts measured at net asset value*	12,908,694
Total Assets	$672,735,977

*Certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented on the Statements of Net Assets Available for Benefits.